FRONT OF STOCK CERTIFICATE


     LABORATORY
    CORPORATION                          SHARES
     OF AMERICA                INCORPORATED UNDER THE LAWS
       HOLDINGS                  OF THE STATE OF DELAWARE

                               SEE REVERSE FOR CERTAIN DEFINITIONS
                                      PAR VALUE $0.10

                               CUSIP 50540R 40 9

THIS CERTIFIES THAT



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IS THE OWNER OF
 FULLY PAID AND NON-ASSESSSABLE SHARES OF THE COMMON STOCK OF

Laboratory Corporation of America Holdings (hereinafter called the "Corporation") transferable on the books of the Corporation by said owner in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation and all amendments thereto, and the holder hereof, by acceptance of this certificate, consents to and agrees to be bound by all of said provisions. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
   Witness the facsimile seal of the Corporation and by facsimile the signature of its duly authorized officers.

Dated

COUNTERSIGNED AND REGISTERED
    AMERICAN STOCK TRANSFER & TRUST COMPANY
    (NEW YORK, N.Y.)

BY:/s/ TRANSFER AGENT
      ----------------------------------------------------
     Authorized Signature
     Transfer Agent and Registrar

BY:/s/ THOMAS P. MAC MAHON
      ----------------------------------------------------
     Thomas P. Mac Mahon
     President

BY:/s/ BRADFORD T. SMITH
      ----------------------------------------------------
     Bradford T. Smith
     Secretary


BACK OF STOCK CERTIFICATE


LABORATORY CORPORATION OF AMERICA HOLDINGS

   The within named Corporation will furnish without charge to each stockholder who so requests a description of the powers, designations, preferences and relative, participating, optional or other special rights of each class or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the office of the Secretary of the Corporation.

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN -  as joint tenants with right
           of survivorship and not as
           tenants in common

UNIF GIFT MIN ACT -                 Custodian
                     --------------            ---------
                       (Cust)                  (Minor)

                  under Uniform Gifts to Minors
                  Act
                      ---------------------
                           (State)

Additional abbreviations may also be used though not in the above list.

For Value Received,                               hereby sell(s), assign(s) and
                   -------------------------------
transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

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PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

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---------------------------------------------------------------------Shares
of the capital stock represented by the within Certificate, and do(es) hereby irrevocably constitute(s) and appoint(s)

----------------------------------------------------------------------Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated
            -------------------------


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NOTICE:  THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN
EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR
ANY CHANGE WHATSOEVER.



Signature(s) Guaranteed:



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THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR
INSTITUTION (BANKS, STOCK-BROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

   This certificate also evidences certain Rights as set forth in a Rights Agreement between Laboratory Corporation of America Holdings (the "Company") and American Stock Transfer & Trust Company dated as of December 13, 2001 and as amended from time to time (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive officers of the Company. The Company will mail to the holder of this certificate a copy of the Rights Agreement without charge promptly after receipt of a written request therefor. Under certain circumstances, as set forth in the Rights Agreement, such Rights may be evidenced by separate certificates and no longer be evidenced by this this certificate, may be redeemed or exchanged or may expire. As set forth in the Rights Agreement, Rights issued or transferred to, or held by, any Person who is, was or becomes an Acquiring Person or an Affiliate or associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may be null and void.

KEEP THIS CERTIFICATE IN A SAFE PLACE.  IF IT IS LOST, STOLEN,
MUTILIATED OR DESTROYED, THE CORPORATION WILL REQUIRE
A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A
REPLACEMENT CERTIFICATE.